UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 19, 2013

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Timberline Resources Corporation, a Delaware corporation (the “Company”), regretfully reports that on March 19, 2013, the Company was notified that Mr. James Moore, a valued member of the Company’s board of directors (the “Board”), unexpectedly passed away on March 18, 2013.  At the time of his passing, Mr. Moore served as chairman of the Company’s audit committee (the “Audit Committee”).  The Company acknowledges its great appreciation for Mr. Moore’s service.

In connection with Mr. Moore’s passing, the Board appointed Mr. Leigh Freeman to serve on the Audit Committee.  The Board has also determined that Mr. Troy Fierro, the other member of the Company’s Audit Committee,  qualifies as “financially sophisticated” as defined in Section 803B(2)(a)(iii) of the NYSE MKT Company Guide, based on Mr. Fierro’s experience as a chief executive officer of another public company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 19, 2013, the Company held its 2013 Annual Meeting and the following are the final voting tallies for the Annual Meeting:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2014 Annual Meeting of Shareholders or until successors are duly elected and qualified:

		Voted For	Withheld	Non Vote
	Paul Dircksen	13,900,617	664,531	31,382,048
	Randal Hardy	13,230,139	1,335,009	31,382,048
	Vance Thornsberry	13,830,856	734,292	31,382,048
	James Moore	13,792,504	772,644	31,382,048
	Robert Martinez	13,886,104	679,044	31,382,048
	Troy Fierro	13,910,114	655,034	31,382,048
	Leigh Freeman	13,848,586	716,562	31,382,048

Proposal #2 To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year	For	Against	Abstain	Non Vote
	44,998,548	722,828	225,820	-

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on January 23, 2013.  All nominees for director were elected; however, since Mr. Moore passed away just prior to the meeting, his seat shall remain vacant until a replacement is appointed by the Board.  The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year was approved.

Item 7.01  Regulation FD Disclosure.

On March 22, 2013, the Company issued the press release attached hereto as Exhibit 99.1 announcing Mr. Moore’s passing.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
99.1	Press Release, dated March 22, 2013*

*Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: March 22, 2013	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated March 22, 2013*

*Exhibit 99.1 relating to Item 7.01 above is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.